Execution Version
AMENDMENT NO. 3 TO CREDIT AGREEMENT

    THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) dated and effective as of May 6, 2025 (the “Amendment No. 3 Effective Date”), is among AMERICAN STATES WATER COMPANY, a California corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), the Swingline Lender and the sole Issuing Lender, and each of the Incremental Lenders (as defined below) party hereto.

RECITALS:

A.The Borrower, the lenders party thereto prior to the effectiveness of this Amendment (collectively, the “Existing Lenders”) and the Administrative Agent have entered into a Credit Agreement dated as of June 28, 2023 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of November 6, 2023, by and among the Borrower, the Lenders party thereto and the Administrative Agent and that certain Amendment No. 2 to Credit Agreement dated as of May 6, 2025, by and among the Borrower, the Lenders party thereto and the Administrative Agent and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).
B.The Borrower has requested (i) a $30,000,000 increase in the Commitments pursuant to Section 4.13 of the Existing Credit Agreement (the “Incremental Increase”) and (ii) that all or a portion of such increase be provided by one or more Persons that is not an Existing Lender (such Persons, collectively, the “Joining Lenders”). The Existing Lender(s), if any, and the Joining Lender(s) providing such additional Commitments hereunder shall be collectively referred to herein as the “Incremental Lenders”.
C.Subject to the terms and conditions set forth below, the Incremental Lenders party hereto agree to provide the Incremental Increase.
    In furtherance of the foregoing, the parties agree as follows:
    Section 1.    AMENDMENTS. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein:

(a)    The parties hereto hereby agree that the Existing Credit Agreement is hereby amended, pursuant to Section 4.13 thereof, such that the aggregate Commitment of all the Lenders on the Amendment No. 3 Effective Date shall be $195,000,000, with the Commitment of each Lender on the Amendment No. 3 Effective Date being set forth opposite the name of such Lender on Schedule 1.1(b) attached hereto (the Existing Credit Agreement as so amended, the “Credit Agreement”). For the avoidance of doubt, each of the Incremental Lenders party hereto shall have the same Maturity Date as the Lenders that are Extending Lenders.

(b)    Each of the Borrower, the Administrative Agent, the Issuing Lender(s) and the Swingline Lender hereby consent to the Joining Lender(s) providing the Incremental Increase.

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The amendments to the Existing Credit Agreement and the consents thereunder are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Existing Credit Agreement or any other Loan Document are intended to be affected hereby.

Section 2.    JOINDER OF JOINING LENDERS; REVISED COMMITMENTS AND COMMITMENT PERCENTAGES; REALLOCATION OF OUTSTANDING LOANS.

(a)    Each Joining Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it meets the requirements of an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 11.9(b)(iii) of the Credit Agreement), (C) from and after the Amendment No. 3 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder with the Commitment applicable to such Joining Lender as set forth on Schedule 1.1(b) attached hereto (as such Commitment may be modified at any time or from time to time pursuant to the terms of the Loan Documents), (D) it is sophisticated with respect to decisions to acquire assets of the type represented by its Commitment and either it, or the Person exercising discretion in making its decision to acquire its Commitment, is experienced in acquiring assets of such type, (E) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to acquire its Commitment, (F) it has, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to acquire its Commitment, and (G) if it is a Foreign Lender, it has delivered to the Administrative Agent and the Borrower any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Joining Lender; and (ii) agrees that (A) it will, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. On and after the Amendment No. 3 Effective Date, all references to the “Lenders” in the Credit Agreement and the other Loan Documents shall be deemed to include the Joining Lenders.

    (b)    Each Incremental Lender party hereto acknowledges and agrees that its Commitment and Commitment Percentage as of the Amendment No. 3 Effective Date (after giving effect to this Amendment) are set forth on Schedule 1.1(b) attached hereto. Each of the parties hereto acknowledges and agrees that, on the Amendment No. 3 Effective Date, any outstanding Revolving Credit Loans and the Commitment Percentages of Swingline Loans and L/C Obligations shall be reallocated by the Administrative Agent among the Lenders (including the Incremental Lenders) in accordance with their respective Commitment Percentages set forth on Schedule 1.1(b) attached hereto and the requisite assignments shall be deemed to be made in such amounts among the Lenders (including any Existing Lenders not party hereto) to the extent necessary to make such reallocation, with the same force and effect as if such assignments were evidenced by applicable Assignments and Assumptions. Each Incremental Lender agrees to make all payments and adjustments necessary to effect such reallocation, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve.

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(c)    Notwithstanding anything to the contrary in the Credit Agreement, no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with any assignments (all of which requirements are hereby waived) necessary to achieve the allocations of Commitments and Commitment Percentages set forth on Schedule 1.1(b) attached hereto and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption.

Section 3.    CONDITIONS PRECEDENT. The effectiveness of this Amendment and the amendments(s) and other agreements contemplated hereby is subject to the satisfaction of the following conditions precedent:

(a)     Documentation. The Administrative Agent shall have received the following:
(i)counterparts of this Amendment, duly executed and delivered by the Borrower, the Administrative Agent, the Issuing Lender(s), the Swingline Lender and the Incremental Lenders;
(ii)a Revolving Credit Note executed by the Borrower in favor of each Incremental Lender requesting a Revolving Credit Note;
(iii)a certificate of a Responsible Officer of the Borrower certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent) of the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent) (or certifying as to no change since the last delivery to the Administrative Agent), (B) the bylaws or governing documents of the Borrower as in effect on the date hereof (or certifying as to no change since the last delivery to the Administrative Agent), (C) resolutions duly adopted by the board of directors (or other governing body) of the Borrower authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Loan Documents contemplated hereby, and (D) a good standing (or equivalent) certificate as of a recent date for the Borrower from the relevant authority of its jurisdiction of incorporation (to the extent applicable);
(iv)a certificate of a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in Section 3(b), (c) and (d) below; and
(v)opinions of counsel to the Borrower, including opinions of special counsel and local counsel as may be reasonably requested by the Administrative Agent, addressed to the Administrative Agent and the Lenders with respect to the Borrower, the Loan Documents and such other matters as the Administrative Agent shall reasonably request.
(b)No Default. No Default or Event of Default shall exist on the Amendment No. 3 Effective Date immediately prior to or after giving effect to (i) the Incremental Increase contemplated hereby or (ii) the making of the initial Extensions of Credit pursuant thereto.
(c)Accuracy of Representations and Warranties. All of the representations and warranties set forth in Article VI of the Credit Agreement shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of the Amendment No. 3 Effective Date, or if such representation speaks as of an earlier date, as of such earlier date.

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(d)Pro Forma Compliance. After giving effect to any Indebtedness incurred in connection with the Incremental Increase and the use of proceeds thereof, the Consolidated Group shall be in pro forma compliance with the financial covenant set forth in Section 8.11 of the Credit Agreement, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 7.1(a) or (b) of the Credit Agreement as though any Indebtedness incurred in connection with the Incremental Increase was incurred as of the last day of the four consecutive fiscal-quarter period covered thereby; provided, that only the portion of the Incremental Increase actually drawn and outstanding on the Amendment No. 3 Effective Date shall be deemed incurred for purposes of this subsection (d).
(e)Fees and Expenses. The Borrower shall have paid, or made arrangements to pay contemporaneously with the effectiveness of this Amendment, all fees (including without limitation any fees payable to any Incremental Lender pursuant to any fee letter entered into in connection herewith) and, to the extent invoiced at least two (2) Business Days in advance, expenses required to be paid in connection herewith (including all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent)).
(f)PATRIOT Act, etc. (i) The Administrative Agent and the Incremental Lenders shall have received, at least five (5) Business Days prior to the date hereof, all documentation and other information requested by the Administrative Agent or any Incremental Lender or required by regulatory authorities in order for the Administrative Agent and the Incremental Lenders to comply with requirements of any Anti-Money Laundering Laws, including the PATRIOT Act and any applicable “know your customer” rules and regulations and (ii) the Borrower shall have delivered to the Administrative Agent, and directly to any Incremental Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that the Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations), in each case at least five (5) Business Days prior to the date hereof.
    For purposes of determining compliance with the conditions specified in this Section 3, each Incremental Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to an Incremental Lender unless the Administrative Agent shall have received notice from such Incremental Lender prior to the proposed effective date hereof specifying its objection thereto.

    Section 4.    REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent, the Swingline Lender, the Issuing Lender(s) and the Incremental Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, the Swingline Lender, the Issuing Lender(s) and the Incremental Lenders as follows:

    (a)    All of the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of the Amendment No. 3 Effective Date, or if such representation speaks as of an earlier date, as of such earlier date.

    (b)    Since December 31, 2024, no event has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect.

    (c)    No Default or Event of Default exists on the Amendment No. 3 Effective Date immediately prior to or after giving effect to (i) the Incremental Increase or (ii) the making of the initial Extensions of Credit pursuant thereto.

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(d)    The Borrower has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other Loan Documents delivered in connection therewith to which it is a party in accordance with their respective terms. This Amendment and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of the Borrower, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

Section 5.    MISCELLANEOUS.

    (a)    Ratification and Confirmation of Loan Documents. The Borrower hereby consents, acknowledges and agrees to the amendment(s) and other agreements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which the Borrower is a party, in each case upon and after the effectiveness of the amendment(s) and other agreements contemplated hereby.

    (b)    Fees and Expenses. The Borrower shall pay all reasonable and documented out of pocket expenses of the Administrative Agent and its Affiliates in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent in accordance with Section 11.3(a) of the Credit Agreement.

    (c)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

    (d)    Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating hereto and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York, and shall be further subject to the provisions of Sections 11.5 and 11.6 of the Credit Agreement.

    (e)    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, any Issuing Lender, the Swingline Lender and/or any Arranger, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

    (f)    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the

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parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing in accordance with Section 11.2 of the Credit Agreement. This Amendment is a Loan Document.

    (g)    Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders).

(h)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 11.9 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                        BORROWER:

AMERICAN STATES WATER COMPANY

By: __________________________________________
Name:
Title:

American States Water Company
AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page
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ADMINISTRATIVE AGENT / LENDERS:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, Swingline Lender and Issuing Lender

By: __________________________________________
Name:
Title:

American States Water Company
AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page
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CITY NATIONAL BANK, as Lender
By: __________________________________________
Name:
Title:

American States Water Company
AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page
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THE CHIBA BANK, LTD., NEW YORK BRANCH, as Lender
By: __________________________________________
Name:
Title:
American States Water Company
AMENDMENT NO. 3 TO CREDIT AGREEMENT
Signature Page
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Schedule 1.1(b)

Commitments and Commitment Percentages

Lender	Commitment	Commitment Percentage
Wells Fargo Bank, National Association	$77,884,615.39	39.940828405%
Bank of China, Los Angeles Branch	$57,692,307.69	29.585798815%
City National Bank	$25,000,000.00	12.820512821%
The Chiba Bank, Ltd., New York Branch	$20,000,000.00	10.256410256%
The Northern Trust Company	$14,423,076.92	7.396449703%
Total	$195,000,000.00	100.000000000%

L/C Commitment

Issuing Lender	L/C Commitment
Wells Fargo Bank, National Association	$10,000,000.00
Total	$10,000,000.00

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